Summary Prospectus

Turner Spectrum Fund

• Class C Shares (TSCCX)

January 31, 2010, as amended May 25, 2010 and June 11, 2010

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at www.turnerinvestments.com/fundinfo. You can also get this information at no cost by calling 1.800.224.6312, by sending an e-mail request to prospectusrequest@turnerinvestments.com or by asking any financial advisor, bank or broker-dealer who offers shares of the Fund. The Fund's current statutory prospectus and statement of additional information, both dated January 31, 2010, are incorporated by reference into this summary prospectus.

Ticker Symbol — TSCCX – Class C

CUSIP — 900297649 – Class C

Fund Number — 3312 – Class C

Investment Objective

The Turner Spectrum Fund seeks capital appreciation through allocating its assets to various investment strategies ("Investment Strategies"), each managed by a separate portfolio management team at the Adviser.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

Class C Shares
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%[1]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class C Shares
Investment Advisory Fees	1.50%
Distribution (12b-1) Fees	0.75%
Total Other Expenses	1.22%[2]
Shareholder Servicing Fee	0.25%[3]
Acquired Fund Fees and Expenses	0.03%[4]
Total Annual Fund Operating Expenses	3.50%
Fee Waivers and Expense Reimbursements	(0.55)%[5]
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements	2.95%

1  A contingent deferred sales charge of 1.00% applies to Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described on page 12 in the prospectus.

2  Total Other Expenses are based on estimated amounts for the current fiscal year, and include dividends and interest on securities that the Fund sells short ("short-sale dividends and interest"). Short-sale dividends and interest are treated as an expense, and increase the Fund's total expense ratio.

3  The "Shareholder Servicing Fee" is included as part of the Fund's "Total Other Expenses" and is presented here for information purposes only.

4  Includes the expenses of acquired funds in which the Fund invests (e.g., available cash that is temporarily invested in money market funds). Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

5  Turner Investment Partners, Inc. ("Turner" or the "Adviser") has contractually agreed to waive fees and reimburse Fund expenses to keep the Fund's "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" of the Class C Shares from exceeding 2.95% through January 31, 2011. Turner may discontinue this arrangement at any time after January 31, 2011.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated above and you reinvest all dividends and distributions. Although your actual costs may be higher or lower, using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

	1 Year[1]	3 Years[2]
Turner Spectrum Fund — Class C Shares	$398	$1,023

1  A contingent deferred sales charge of 1.00% applies to Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described on page 12 in the prospectus.

2  Contingent deferred sales charge is not applicable.

You would pay the following expenses if you did not redeem your shares:

	1 Year[1]	3 Year[1]
Turner Spectrum Fund — Class C Shares	$298	$1,023

1  Contingent deferred sales charge is not applicable.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 663% of the average value of its portfolio.

Principal Strategy

The Fund seeks to achieve its investment objective by allocating its assets to various investment strategies ("Investment Strategies"), each managed by a separate portfolio management team at the Adviser. The Fund invests its assets utilizing the following six Investment Strategies: (1) Global Consumer; (2) Long/Short Equity; (3) Global Financial Services; (4) Global Medical Sciences; (5) Select Opportunities; and (6) Market Neutral. Although the weightings of each Investment Strategy will vary, it is the Adviser's current intention to attempt to rebalance its investment portfolio annually as of each December 31st to allocate approximately 16.6% of its assets to each Investment Strategy.

The investment approach and process for each Investment Strategy is as follows:

For each Investment Strategy, security selection is not based on company size, but rather on an assessment of a company's prospects. Investments are selected by using a combination of quantitative and fundamental research and analysis.

The Global Consumer Strategy invests primarily in stocks of companies engaged in the consumer discretionary sector using a long/short growth strategy in seeking to capture alpha, reduce volatility, and preserve capital in declining markets. The Global Consumer Strategy's holdings may generally range from small companies with over $250 million in market capitalization at the time of purchase to larger, established firms in the consumer discretionary sector. Investments may also be made in other sectors of the equity markets. The Global Consumer Strategy typically holds between 15 and 75 securities long, and between 15 and 75 securities short, with a typical allocation resulting in net long exposure, although there can be no assurance that will be the case.

The Long/Short Equity Strategy invests in stocks of companies with any capitalization range using a long/short strategy in seeking to capture alpha, reduce volatility, and preserve capital in declining markets. Primarily, the Long/Short Equity Strategy takes long positions in those equity securities that have been identified by the Adviser as undervalued and likely to increase in price, and short positions in those equity securities that have been identified by the Adviser as overvalued and likely to decrease in price. The Long/Short Equity Strategy's holdings may generally range from small companies with over $250 million in market capitalization at the time of purchase to larger, established firms in a variety of industries and sectors. The Long/Short Equity Strategy typically holds between 15 and 75 securities long and between 15 and 75 securities short, with a typical allocation resulting in net long exposure, although there can be no assurance that will be the case.

The Global Financial Services Strategy invests primarily in stocks of companies engaged in the financial services sector using a long/short growth strategy in seeking to capture alpha, reduce volatility, and preserve capital in declining markets. The Global Financial Services Strategy's holdings may generally range from small companies with over $250 million in market capitalization at the time of purchase to larger, established firms in the financial services industry. Investments may also be made in other sectors of the equity markets. The Global Financial Services Strategy typically holds between 15 and 75 securities long, and between 15 and 75 securities short, with a typical allocation resulting in net long exposure, although there can be no assurance that will be the case.

The Global Medical Sciences Strategy invests primarily in stocks of companies engaged in the health care sector using a long/short growth strategy in seeking to capture alpha, reduce volatility, and preserve capital in declining markets. The Global Medical Sciences Strategy's holdings may generally range from small companies with over $250 million in market capitalization at the time of purchase to larger, established firms in the health care industry. Investments may also be made in other sectors of the equity markets. The Global Medical Sciences Strategy typically holds between 15 and 75 securities long, and between 15 and 75 securities short, with a typical allocation resulting in net long exposure, although there can be no assurance that will be the case.

The Select Opportunities Strategy invests in stocks of companies with any capitalization range using a long/short strategy in seeking to capture alpha, reduce volatility, and preserve capital in declining markets. Primarily, the Select Opportunities Strategy takes long positions in those

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equity securities that have been identified by the Adviser as undervalued and likely to increase in price, and short positions in those equity securities that have been identified by the Adviser as overvalued and likely to decrease in price. The Select Opportunities Strategy's holdings may generally range from small companies with over $100 million in market capitalization at the time of purchase to larger, established firms in a variety of industries and sectors. Investments may also be made in other sectors of the equity markets. The Select Opportunities Strategy typically holds between 10 and 50 securities long and between 10 and 50 securities short, with a typical allocation resulting in net long exposure, although there can be no assurance that will be the case.

The Market Neutral Strategy invests in stocks of companies with any capitalization range using a long/short strategy in seeking to capture alpha, reduce volatility, and preserve capital in declining markets. Primarily, the Market Neutral Strategy takes long positions in those equity securities that have been identified by the Adviser as undervalued and likely to increase in price, and short positions in those equity securities that have been identified by the Adviser as overvalued and likely to decrease in price. The Market Neutral's holdings may generally range from small companies with over $500 million in market capitalization at the time of purchase to larger, established firms in a variety of industries and sectors. The Market Neutral Strategy typically holds between 20 and 30 securities long and between 20 and 30 securities short, with a typical allocation generally resulting in a market neutral net exposure, although there can be no assurance that will be the case.

The Investment Strategies may utilize short sales and options. They may also invest in exchange traded funds ("ETFs").

The Fund may buy and sell securities frequently as part of its investment strategy.

Principal Risks

The Fund is intended for investors seeking long-term growth of capital.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. You could lose all, or a substantial portion, of your investment in the Fund.

The Fund may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund's net asset value and total return.

The Fund is subject to the risks associated with health care-related companies. Many health care-related companies are smaller and less seasoned than companies in other sectors. Health care-related companies may also be strongly affected by scientific or technological developments and their products may quickly become obsolete. Finally, many health care-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws.

The Fund is subject to the risks associated with financial services companies. Financial services companies are subject to a variety of factors that may adversely affect their business or operations, including extensive regulation at the federal and/or state level. In addition, profitability of companies in the financial services sector depends heavily on the availability and cost of money and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. Businesses in the financial services sector often operate with substantial financial leverage.

The Fund is subject to the risks associated with selling securities short. A short sale results in a loss if the price of the securities sold short increases. In a generally rising market, short positions may be more likely to result in losses because securities sold short may be more likely to increase in value.

The Fund is subject to the risk that small, medium and large capitalization stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund invests long in companies that Turner believes are favorably priced in relation to their fundamental value and will likely appreciate over time and short in securities of companies that Turner believes are overpriced in relation to their fundamental value and will likely depreciate over time.

The smaller and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, smaller and medium capitalization stocks may be more volatile than those of larger companies.

The Fund is subject to risks due to its foreign investments. The Fund may also enter into foreign currency exchange contracts to hedge the currency risk of portfolio securities denominated in a foreign currency. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks. The risks associated with foreign investments are heightened when investing in emerging markets. The government and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

The Fund is subject to risks associated with the use of options, including: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes call options, it may not participate fully in a rise in the market value of the underlying security.

The Fund is subject to risks associated with investments in ETFs. An investment in an ETF generally presents the same primary risks as an

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investment in a conventional open-end fund that has the same investment objectives, strategies, and policies. Additionally, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile.

The Fund is also subject to taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.

The Fund's ability to buy and sell securities frequently may result in higher transaction costs and additional tax liabilities. The Fund's portfolio turnover rates are described in this Summary Section and in the Financial Highlights in the prospectus.

Performance Information

The Fund commenced operations on May 7, 2009 and does not have a full calendar year of performance. Therefore, no performance returns are presented.

Investment Adviser

Turner Investment Partners, Inc. ("Turner" or the "Adviser") serves as the investment adviser to the Spectrum Fund. For more information about the Adviser, please see Investments and Portfolio Management in the prospectus.

Portfolio Managers

The Global Consumer Strategy is managed by a team led by Jason D. Schrotberger, CFA, with co-managers Christopher E. Baggini, Bill McVail and Halie O'Shea. The Long/Short Equity Strategy is managed by a team led by Christopher K. McHugh with co-manager Robert E. Turner. The Global Financial Services Strategy is managed by a team led by David Honold with co-managers Mark D. Turner and Rick Wetmore. The Global Medical Sciences Strategy is managed by a team led by Vijay Shankaran with co-managers Frank Sustersic and Heather McMeekin. The Select Opportunities Strategy is managed by a team led by Frank Sustersic with co-managers Heather McMeekin and Vijay Shankaran. The Market Neutral Strategy is managed by a team led by Robert E. Turner with co-managers Freda Drechsler, Christopher K. McHugh, Heather McMeekin and Jason D. Schrotberger.

Robert E. Turner, CFA, Chairman and Chief Investment Officer, Mark D. Turner, Vice Chairman, Senior Portfolio Manager/Security Analyst, and Christopher K. McHugh, Senior Portfolio Manager/Security Analyst, co-founded Turner in 1990. Christopher E. Baggini, CFA, Senior Portfolio Manager/Security Analyst, joined Turner in 2010. David Honold, Portfolio Manager/Security Analyst, joined Turner in 2005. Freda Drechsler, Quantitative Research Manager, joined Turner in 2009. Heather McMeekin, Security Analyst – Healthcare Sector, joined Turner in 2001. Bill McVail, CFA, Senior Portfolio Manager/Security Analyst, joined Turner in 1998. Halie W. O'Shea, Portfolio Manager/Security Analyst, joined Turner in 2003. Jason D. Schrotberger, CFA, Portfolio Manager/Security Analyst – Consumer Sector, joined Turner in 2001. Vijay Shankaran, Security Analyst/Portfolio Manager, joined Turner in 2006. Frank Sustersic, CFA, Senior Portfolio Manager/Security Analyst, joined Turner in 1994. Rick Wetmore, Portfolio Manager/Security Analyst, joined Turner in 2001.

Purchase and Sale of Fund Shares

Investors may not purchase or redeem shares directly. Shares may be purchased or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries, on any day that the New York Stock Exchange ("NYSE") is open for business, between 9:00 a.m. and 4:00 p.m.

Minimum Initial Investments

•  In general, the Fund's minimum initial investment is $2,500 for Class C Shares;

•  The minimum initial investment for the Systematic Investment Plan is $1,000 for Class C Shares; and

•  The minimum initial investment for Individual Retirement Accounts is $2,000 for Class C Shares.

Minimum Subsequent Investments

•  $50 for Class C Shares; and

•  $50 for Class C Shares through the Systematic Investment Plan.

For more information about the purchase and sale of Fund shares, please see Purchasing, Selling and Exchanging Shares of the Turner Funds in the prospectus.

Tax Information

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, the Fund's distributions will be taxable to you for federal, state and local income tax purposes as ordinary income or capital gains, except that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary's website for more information.

TUR-SP-14-01